4th Quarter 2016 Earnings Results Michael Small – Chief Executive Officer John Wade – Chief Operating Officer Norman Smagley – Chief Financial Officer February 27, 2017 Exhibit 99.2

SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosures contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA, Adjusted EBITDA margin and Cash CAPEX. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA and Adjusted EBITDA margin in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CAPEX to the comparable GAAP measure. No reconciliation of the forecasted range for Adjusted EBITDA for fiscal 2017 is included in this release because we are unable to quantify certain amounts that would be required to be included in the respective corresponding GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, we are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2017 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

STRONG Q4 AND 2016 PERFORMANCE 3 $138 $160 16% y/y Growth 187% y/y Growth Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. Free cash flow is defined as cash from operating activities net of capital expenditures 1 Record quarterly financial results and exceeded annual guidance Expect to go levered free cash flow positive in 2019 2Ku has taken flight and started the era of bandwidth abundance 2

# TECHNOLOGY ROADMAP BRINGS MORE BANDWIDTH AT LOWER COSTS


Peak Speed (Mbps)
Proprietary
Non-Proprietary
100
50
Analog ATG
Iridium (L-band)
ATG
Swift Broadband (L-band)
ATG-4
Ku
2Ku
2Ku w/ Spot Beam HTS
Next gen ATG
JetConnex (Ka-band)
1991 … 1998 … 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

**More bandwidth drives more uses, users, payers of connectivity, and ARPA growth**

Expected results and availability based on management estimates.

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

4

GLOBAL SATELLITE NETWORK STRATEGY Leasing satellite capacity lets us take advantage of industry’s rapid innovations Benefits: lower bandwidth costs, robust capacity and geographic coverage 2Ku open platform lets us take advantage of new satellites without taking aircraft out of service

OVER 1,000 2Ku AIRCRAFT AWARDS IN 2016 * 2Ku awards include both signed contracts, letters of intent, and memorandum of understanding 2015 2016 2014 50 500 1,500+ Enough awarded aircraft to achieve profitability in CA-Rest of World and on consolidated basis Focus on Asia and Middle East in 2017 Grow share of aircraft awards through the OEM channel

ü ü Reduced 2Ku install time down to 3 days, best in industry Increased 2Ku installation guidance 2Ku AND OPERATIONS UPDATE ü Expect 2Ku STCs for all leading airframes by end of 2017 Reduced 2Ku system costs and expect further cost reductions ü ü First OEM aftermarket install expected in 2017 7

Q4’16 STRONG FINANCIAL PERFORMANCE 16% y/y Growth Q4’16 revenue up 16% y/y Service revenue up 20% y/y $138 $147 $142 $148 $160 187% y/y Growth Q4 ’16 Adjusted EBITDA increased 187% y/y to $23 million Q4 ’16 Adjusted EBITDA margin increased to 14% from 6% y/y Note: Minor differences exist due to rounding (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. 1

CA-NA – Strong GROWTH IN Revenue & AIRCRAFT ONLINE 15% y/y Growth Service revenue driven largely by increases in aircraft online 47 net aircraft installed in Q4 ’16, ending the year with 2,676 aircraft online 12% y/y Growth Note: Minor differences exist due to rounding

CA-NA – ROBUST SEGMENT PROFIT GROWTH 10 Annualized ARPA of $141K ~8% y/y ARPA growth adjusting for dilution from additional regional jets and aircraft added by new airline partners Segment profit up 171% y/y to $25 million Margin up 14 percentage points from prior year due to increased operating leverage Excluding the timing of certain non-cash accruals, margin would have been approximately 20% Note: Minor differences exist due to rounding $139 $134 171% y/y Growth $138 $134 $141

CA-ROW REVENUE & AIRCRAFT ONLINE CONTINUE STRONG GROWTH 76% y/y Growth 32% y/y Growth Note: Minor differences exist due to rounding Revenue of $7.4 million, up 76% from Q4 ’15 Aircraft online growth of 32% ARPA growth of 17% 267 aircraft online, up 65 aircraft y/y 2Ku awarded but not yet installed aircraft is approximately 560 at 12/31/2016

STRONG CA-ROW ARPA GROWTH CONTINUES Note: Minor differences exist due to rounding $148 $172 17% y/y Growth Annualized ARPA grew 17% y/y to $172K Driven by higher airline paid and third party paid usage Segment loss increased to $25 million Driven by higher ED&D expenses related to 2Ku launch programs and increased satellite capacity to support new airline launches

STRONG GROWTH IN BA SERVICE REVENUE 13 Service revenue increased 28% y/y to $36 million ATG aircraft online increased 20% y/y, to nearly 4,200 ATG Service ARPU increased 7% y/y, to over $2,600 per month 28% y/y Growth 58% Note: Minor differences exist due to rounding 61% 66% 68% 71% 20% y/y Growth 1 (1) Defined in our earnings release as average monthly service revenue per ATG aircraft online

SERVICE REVENUE drives STRONG segment MARGIN GROWTH 14 BA equipment revenue decreased to $15 million Driven by deferral of 4G revenue that will be recognized starting in second quarter of 2017 as 4G units are shipped Segment profit increased 19% y/y, to $23 million Segment profit margin expanded to 45% Note: Minor differences exist due to rounding 19% y/y Growth 1 4% y/y Growth $49.6 $50.1 $49.1 $48.9 $51.5

Consolidated Cash CAPEX Note: Minor differences exist due to rounding. Note: Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the most comparable GAAP measure. $20MM y/y Increase Q4 ’16 y/y changes in Cash CAPEX Due primarily to increased airborne equipment purchases to support 2Ku installs

ü ü Revenue grew 19% to $597 million Adj. EBITDA grew 83% to $67 million 2016 FULL YEAR HIGHLIGHTS ü Strengthened balance sheet Exceeded 2016 financial guidance ü

# GUIDANCE

✓ **2017 Total revenue** between \$670-\$695 million, y/y growth of 12-17%

- CA-NA revenue \$405-\$425 million
- CA-ROW revenue of \$40-\$50 million
- BA revenue \$220-\$230 million

✓ **2017 Adjusted EBITDA**[1] between \$60-\$75 million

- Includes \$50 million of expense for tech development in NA and launch costs for new airlines in ROW

✓ **2Ku Installations**

- 2017 2Ku installs of 450-550, including approx. 150 in ROW
- 2018 2Ku installs of 650-750, including approx. 300 in ROW

✓ **Cash CapEx**[2]

- 2017 Cash CapEx of \$230-\$260 million
- 2018 Cash CapEx of \$70-\$120 million

(1) Adjusted EBITDA is a non-GAAP measure. We are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2017 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds

(2) Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. We estimate that 70% to 80% of 2018 2Ku equipment transactions will be under our airline directed business model, which will be accounted for as equipment revenue and cost of goods sold, rather than as capital expenditures and deferred airborne leasing proceeds.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

17

Q&A

Appendix

GOGO INSTALLED AND AWARDED AIRCRAFT AS OF 12/31/2016 All figures are as of 12/31/2016. Awarded but not yet installed figures are approximate and differences may exist due to rounding. Note: On May 27, 2016, we entered into a letter agreement with American Airlines whereby American exercised its option to terminate its agreement with Gogo on approximately 550 Gogo-installed mainline aircraft and we currently expect such aircraft to be deinstalled or retired over the next several years. Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 898 - 898 ATG-4 Aircraft Online 1,719 - 1,719 Ku Aircraft Online - 259 259 2Ku Aircraft Online 59 8 67 Total Aircraft Online 2,676 267 2,943 2Ku Aircraft Installed & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku Aircraft Installed 81 13 94 2Ku Awarded but not yet installed, aircraft conversions 790 - 790 2Ku Awarded but not yet installed, new aircraft 60 560 620 Total 2Ku Aircraft Installed and Awarded But Not Yet Installed 931 573 1,500+

ADJUSTED EBITDA RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 Net Income (20) (25) (29) (34) (24) (40) (33) (27) Interest Income (0) (0) (0) (0) (0) (0) (1) (1) Interest Expense 10 16 17 16 16 18 25 25 Depreciation & Amortization 19 21 22 25 24 25 27 30 EBITDA 9 12 10 8 17 2 18 27 Stock-based Compensation Expense 3 3 5 4 4 4 5 5 Amortization of Deferred Airborne Lease Incentives (4) (5) (5) (6) (6) (7) (8) (9) Loss on Extinguishment of Debt – – – – – 15 – – Adjustment of deferred financing costs – – – 2 (1) – – – Adjusted EBITDA 8 11 10 8 14 14 15 23 Note: Minor differences exist due to rounding

CASH CAPEX RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 Purchases of Property and Equipment (53) (33) (19) (30) (31) (40) (36) (41) Acquisition of Intangible Assets (Capitalized Software) (4) (4) (4) (5) (6) (8) (8) (7) Consolidated Capital Expenditures (57) (37) (24) (35) (37) (48) (44) (48) Change in Deferred Airborne Lease Incentives 9 7 7 14 8 1 0 6 Amortization of Deferred Airborne Lease Incentives 4 5 5 6 6 7 8 9 Landlord Incentives 12 3 – 1 – – – – Cash CapEx (32) (23) (12) (13) (24) (40) (36) (34) Note: Minor differences exist due to rounding

CASH CAPEX GUIDANCE RECONCILIATION ($MM) For the year ending 2017 Low High Consolidated capital expenditures (GAAP) (290) (330) Deferred airborne lease incentives 60 70 Cash CAPEX (230) (260) For the year ending 2018 Low High Consolidated capital expenditures (GAAP) (110) (170) Deferred airborne lease incentives 40 50 Cash CAPEX (70) (120) Note: Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. We estimate that 70% to 80% of 2018 2Ku equipment transactions will be under our airline directed business model, which will be accounted for as equipment revenue and cost of goods sold, rather than as capital expenditures and deferred airborne leasing proceeds.